                           MONTHLY CERTIFICATEHOLDERS' STATEMENT
                                 RETAILERS NATIONAL BANK
                            TARGET CREDIT CARD MASTER TRUST
                                     SERIES 1997-1

Pursuant to the Pooling and Servicing Agreement, dated as of September 13, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1997-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among Retailers National Bank, as Servicer, Target Receivables Corporation, as Transferor, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.


                                                                   MONTHLY PERIOD:             MARCH 2000
                                                                   DISTRIBUTION DATE:          APRIL 25, 2000
                                                                   NO. OF DAYS IN PERIOD:      35

------------------------------------------------------------------------------------------------------------------------------
A.      ORIGINAL DEAL PARAMETERS

(a)     Class A Initial Invested Amount                                                        $  400,000,000.00       76.50%
(b)     Class B Initial Invested Amount                                                           122,875,817.00       23.50%
                                                                                               -----------------
(c)     Total Initial Invested Amount                                                          $  522,875,817.00
                                                                                               -----------------
                                                                                               -----------------
(d)     Class A Certificate Rate                                                                            6.25%
(e)     Class B Certificate Rate                                                                            0.00%

(f)     Servicing Fee Rate                                                                                  2.00%
(g)     Discount Percentage                                                                                 0.00%

------------------------------------------------------------------------------------------------------------------------------



I.      RECEIVABLES IN THE TRUST
------------------------------------------------------------------------------------------------------------------------------

(a)   Beginning of the Period Principal Receivables                                            $2,456,769,027.05
(b)   Beginning of the Period Finance Charge Receivables                                           72,048,227.05
(c)   Beginning of the Period Discounted Receivables                                                        --
                                                                                               -----------------
(d)   Beginning of the Period Total Receivables (a + b + c)                                    $2,528,817,254.10
                                                                                               -----------------
                                                                                               -----------------

(e)   Removed Principal Receivables                                                            $            --
(f)   Removed Finance Charge Receivables                                                       $            --
                                                                                               -----------------
(g)   Removed Total Receivables (e + f)                                                        $            --
                                                                                               -----------------
                                                                                               -----------------

(h)   Supplemental Principal Receivables                                                       $            --
(i)   Supplemental Finance Charge Receivables                                                               --
                                                                                               -----------------
(j)   Supplemental Total Receivables (h + i)                                                   $            --
                                                                                               -----------------
                                                                                               -----------------

(k)   End of Period Principal Receivables                                                      $2,392,853,804.03
(l)   End of Period Finance Charge Receivables                                                     64,455,789.96
(m)   End of Period Discounted Receivables                                                                  --
                                                                                               -----------------
(n)   End of Period Total Receivables (k + l + m)                                              $2,457,309,593.99
                                                                                               -----------------
                                                                                               -----------------


                                  Page 1 of 6

II.     INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

------------------------------------------------------------------------------------------------------------------------------

(a)     Class A Initial Invested Amount                                                        $  400,000,000.00       76.50%
(b)     Class B Initial Invested Amount                                                           122,875,817.00       23.50%
                                                                                               -----------------
(c)     Total Initial Invested Amount (a + b)                                                  $  522,875,817.00

(d)     Class A Invested Amount (a - (X.a))                                                    $  400,000,000.00       76.50%
(e)     Class B Invested Amount (b - (X.e))                                                       122,875,817.00       23.50%
                                                                                               -----------------
(f)     Total Invested Amount (d + e)                                                          $  522,875,817.00

(g)     Class A Adjusted Invested Amount (a - (X.a)-(III.f))                                   $  400,000,000.00       76.50%
(h)     Class B Invested Amount (b - (X.e))                                                       122,875,817.00       23.50%
                                                                                               -----------------
(i)     Total Adjusted Invested Amount (g + h)                                                 $  522,875,817.00

(j)     Floating Allocation Percentage                                                                     21.28%
(k)     Class A Floating Allocation Percentage                                                             16.28%
(l)     Class B Floating Allocation Percentage                                                              5.00%

(m)     Principal Allocation Percentage                                                                    21.28%
(n)     Class A Principal Allocation Percentage                                                            16.28%
(o)     Class B Principal Allocation Percentage                                                             5.00%

(p)     Servicing Fee                                                                          $      871,459.70
(q)     Investor Defaulted Amount (j * (IV.(m)))                                               $    2,967,803.08


III.    TRANSFEROR'S INTEREST, RETAINED INTEREST, SPECIAL FUNDING

        ACCOUNT, AND PRINCIPAL FUNDING ACCOUNT

------------------------------------------------------------------------------------------------------------------------------

(a)     Transferor's Amount (end of month)                                                     $1,181,598,034.95
(b)     Required Retained Transferor Amount                                                    $   47,857,076.08
(c)     Required Principal Balance                                                             $1,211,255,769.08
(e)     Funds on deposit in Special Funding Account (end of month)                             $            --
(f)     Principal on deposit in Principal Funding Account (beginning of month)                 $            --
(g)     Principal on deposit in Principal Funding Account (end of month)                       $            --


                                  Page 2 of 6

IV.     PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------------------------------------------

        COLLECTIONS:

(a)     Collections of Principal Receivables                                                   $  583,613,950.64
(b)     Collections of Finance Charge Receivables (from cardholder payments)                       64,658,684.39
(c)     Collections of Finance Charge Receivables (from merchant fees,                              6,033,221.82
        deferred billing fees, collection account interest)

(d)     Collections of Discount Option Receivables                                                          0.00
                                                                                                            ----
(e)     Total Finance Charge Collections (b + c + d)                                           $   70,691,906.21
                                                                                               -----------------
(f)     Total Collections (a + e)                                                              $  654,305,856.85
                                                                                               -----------------
                                                                                               -----------------
        DELINQUENCIES AND LOSSES:

(g)     2 missed payments                                                                      $      47,911,051
(h)     3 missed payments                                                                             31,740,278
(i)     4 or more missed payments                                                                     69,529,688
                                                                                               -----------------

(j)     Total delinquencies (g + h + i)                                                        $     149,181,018
                                                                                               -----------------
                                                                                               -----------------

(k)     Gross Charge-Offs during the month                                                     $   18,398,932.92
(l)     Recoveries during the month                                                            $    4,454,500.14
(m)     Net Charge-Offs during the month (k - l)                                               $   13,944,432.78

V       NON-U.S. ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------

(a)     Non-US Accounts at end of month                                                                  122,195
(b)     as a percentage of total (a / c)                                                                   0.38%

(c)     Total number of Accounts in Trust (at end of month)                                           32,500,542


                                  Page 3 of 6

VI      AVAILABLE SERIES 1997-1 FINANCE CHARGE COLLECTIONS AND APPLICATION OF FUNDS
------------------------------------------------------------------------------------------------------------------------------

(a)     Floating Allocation Percentage of Collections of Finance Charge Receivables            $   15,045,406.31
(b)     Investment earnings on Principal Funding Account                                                    --
(c)     Investment earnings in Reserve Account deposited in the Collection Account                          --
(d)     Reserve draw Amount deposited into the Collection Account                                           --
                                                                                               -----------------
(e)     Available Series 1997-1 Finance Charge Collections (a + b + c + d)                     $   15,045,406.31

(i)     Class A Interest                                                                            2,083,333.34

(ii)    Servicing Fee                                                                                 871,459.70

(iii)   Class A Investor Defaulted Amount ((IV.m * (II.k))                                          2,270,369.36

(iv)    Class B Investor Defaulted Amount ((IV.m * (II.l ))                                           697,433.72

(v)     Adjustment Payment Shortfalls                                                                       --

(vi)    Reimbursement of Class A Investor Charge-Offs                                                       --

(vii)   Reimbursement of Class B Investor Charge-Offs                                                       --
        and Reallocated Class B Principal Collections

(viii)  Class B Interest                                                                                    --

(ix)    Reserve Account                                                                                     --

(x)     Excess Finance Charge Collections                                                      $    9,122,810.19
             (e-i-ii-iii-iv-v-vi-vii-viii-ix)


                                  Page 4 of 6

VII     YIELD AND BASE RATE
------------------------------------------------------------------------------------------------------------------------------

BASE RATE

(a)     Base Rate (current month)                                                                          6.78%
(b)     Base Rate (prior month)                                                                            6.78%
(c)     Base Rate (2 months ago)                                                                           6.78%

(d)     3 Month Average Base Rate                                                                          6.78%

PORTFOLIO YIELD

(e)     Portfolio Yield (current month)                                                                   23.76%
(f)     Portfolio Yield (prior month)                                                                     23.12%
(g)     Portfolio Yield (2 months ago)                                                                    23.43%

(h)     3 Month Average Portfolio Yield                                                                   23.44%

VIII    PORTFOLIO PERFORMANCE RATES
------------------------------------------------------------------------------------------------------------------------------

(a)     Net Charge-Offs (annualized % of Principal Receivables at beginning of                             5.84%
        period)
(b)     Monthly Payment Rate (% of Total Receivables at beginning of period                               21.97%
        (adjusted for number of days in period))
(c)     Trust Portfolio Yield (annualized)                                                                29.60%
(d)     Portfolio Yield (3 month average (annualized))                                                    23.44%
(e)     Base Rate (3 month average)                                                                        6.78%
(f)     Excess Finance Charge Collections % (d - e)                                                       16.66%


                                  Page 5 of 6

IX      PRINCIPAL COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------

(a)     Class A Principal Allocation Percentage                                                           16.28%
(b)     Class A Principal                                                                      $            --
(c)     Class B Principal Allocation Percentage                                                            5.00%
(d)     Class B Principal                                                                      $            --
(e)     Total Principal (b + d)                                                                $            --

(f)     Reallocated Principal Collections                                                      $            --
(g)     Shared Principal Collections allocable from other Series, Participation and            $            --
        Transferor Certificate

X       INVESTOR CHARGE-OFFS
------------------------------------------------------------------------------------------------------------------------------

        CLASS A INVESTOR CHARGE-OFFS

(a)     Class A Investor Charge-Offs                                                           $            --
(b)     Class A Investor Charge-Offs per $1,000 original certificate principal amount          $            --
(c)     Total amount reimbursed in respect of Class A Investor Charge-Offs                     $            --
(d)     The amount, if any, by which the outstanding principal balance of the Class            $            --
        A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date.

        CLASS B INVESTOR CHARGE-OFFS

(e)     Class B Investor Charge-Offs                                                           $            --
(f)     Class B Investor Charge-Offs per $1,000 original certificate principal amount          $            --
(g)     Total amount reimbursed in respect of Class B Investor Charge-Offs                     $            --
(h)     The amount, if any, by which the outstanding principal balance of the Class B          $            --
        Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date.

XI      AMORTIZATION
------------------------------------------------------------------------------------------------------------------------------

(a)     Class A Accumulation Period Length (months)                                                           12
(b)     Controlled Accumulation Amount                                                         $   33,333,333.34
(c)     Deficit Controlled Accumulation  Amount                                                $            --
(d)     Total Principal on deposit in Principal Funding Account for the benefit of Class       $            --
        A Certificateholders

        RETAILERS NATIONAL BANK,
           AS SERVICER

        BY: /s/ Thomas A. Swanson
        ---------------------------------------------
            NAME:  THOMAS A. SWANSON
            TITLE:  VICE PRESIDENT & CASHIER


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